Exhibit 10.(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 (File Nos. 333-179963 and 811-8537) of our report dated April 23, 2012 relating to the statutory financial statements and financial statement schedules of Protective Life and Annuity Insurance Company (prepared using accounting practices prescribed or permitted by the Insurance Department of the State of Alabama), which is included in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File Nos. 333-179963 and 811-8537).  We also consent to the incorporation by reference in this Registration Statement on Form N-4 (File Nos. 333-179963 and 811-8537) of our report dated April 20, 2012, relating to the financial statements of Variable Annuity Account A of Protective Life, which is included in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File Nos. 333-179963 and 811-8537).

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Birmingham, Alabama

November 28, 2012